SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                             -----------------------


                                    FORM 8-K/A
                                 CURRENT REPORT


                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 7, 1995


                           SPARTA SURGICAL CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                   1-11047                     22-2870438
  (State or other juris-           (Commission                 (I.R.S. Employer
   diction of incorporation)        File Number)                ID. Number)


                              Bernal Corporate Park
                 7068 Koll Center Parkway, Pleasanton, CA 94566
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (510)417-8812 not applicable
          (Former name or former address, if changed since last report)

     The Registrant hereby amends Item 7, Financial Statements and Exhibits of its Current Report on Form 8-K dated December 7, 1995 as follows:

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (b) Pro forma financial information.

                Proforma Condensed Financial Statements Summary of Presentation

                Unaudited  Proforma  Condensed  Balance Sheet as of November 30,
                1995

                Unaudited Proforma Condensed Statement of Operations for the nine months ended November 30, 1995

                Unaudited Proforma Condensed Statement of Operations for the year ended February 28, 1995

                Notes to Proforma Condensed Financial Statements


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   SPARTA SURGICAL CORPORATION
                                                   (Registrant)

                                                   By:   /s/  Thomas F. Reiner

                                                   Thomas F. Reiner, Chairman of
                                                   the Board, President & CEO
Dated: February 6, 1996

                       SECURITIES AND EXCHANGE COMMISSION

                              FINANCIAL STATEMENTS
                                       TO
                                   FORM 8-K/A

                             DATED DECEMBER 7, 1995

                   SPARTA SURGICAL CORPORATION AND SUBSIDIARY
                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


                                                                            PAGE
                                                                            ----

Proforma Condensed Financial Statements Summary
 of Presentation .........................................................   F-2

 Proforma Condensed Balance Sheet as of November
  30, 1995 ...............................................................   F-3

 Proforma Condensed Statement of Operations for
  the nine months ended November 30, 1995 ................................   F-5

 Proforma Condensed Statement of Operations for
  the year ended February 28, 1995 .......................................   F-6

 Notes to Proforma Condensed Financial Statements ........................   F-7

                   SPARTA SURGICAL CORPORATION AND SUBSIDIARY
              PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


The following unaudited proforma condensed consolidated financial statements gives effect to the sale of Sparta Surgical Corporation's (the "Company's") wound care division to Tecnol New Jersey Wound Care, Inc. ("Tecnol"), a subsidiary of Tecnol, Inc. The proforma condensed consolidated financial statements are based on the Company's historical financial statements and estimates and assumptions set forth below.

The proforma condensed consolidated balance sheet as of November 30, 1995 gives effect to the sale of the Company's wound care division to Tecnol as if the sale took place on November 30, 1995.

The proforma condensed consolidated statement of operations for the nine months ended November 30, 1995 includes the sale of the Company's wound care division as if the transaction was completed at the beginning of the year. The proforma condensed consolidated statement of operations for the year ended February 28, 1995 includes the sale of the Company's wound care division as if the transaction was completed at the beginning of the year.

Proforma adjustments are based upon preliminary estimates, available information and certain assumptions that management deems appropriate. The unaudited proforma financial information presented herein is not necessarily indicative of the results of operations or financial position that the Company would have obtained had such events occurred at the beginning of the period, as assumed, or of the future results of the Company. The proforma financial statements should be read in conjunction with the historical financial statements and notes thereto included in the Company's Annual Report on Form 10-KSB for the year ended February 28, 1995 and the Company's Quarterly Report on Form 10-QSB for the nine months ended November 30, 1995.

                   SPARTA SURGICAL CORPORATION AND SUBSIDIARY
                  PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                NOVEMBER 30, 1995
                                   (UNAUDITED)


                                     ASSETS
                                     ------
                                                       Proforma         Proforma
                                          SSC         Adjustments       Combined
                                          ---         -----------       --------

Current Assets:
  Cash and cash equivalents ......    $        --    $ 5,000,000 1   $   250,000
                                                      (4,750,000)2
  Accounts receivable -
   trade (net) ...................      1,065,342             --       1,065,342
  Inventories ....................      4,202,868     (1,144,000)1     3,058,868
  Prepaid expenses and other .....        122,295             --         122,295
                                      -----------    -----------     -----------

     Total Current Assets ........      5,390,505       (894,000)      4,496,505
                                      -----------    -----------     -----------

Property and Equipment (net) .....      1,087,513       (712,199)1       375,314
                                      -----------    -----------     -----------

Other Assets:
  Intangible assets (net) ........        887,805        (11,608)1       876,197
  Deposits and other .............        113,880             --         113,880
  Accounts receivable-related
   entities ......................        821,419             --         821,419
  Notes receivable-officers ......        120,757             --         120,757
                                      -----------    -----------     -----------

     Total Other Assets ..........      1,943,861        (11,608)      1,932,253
                                      -----------    -----------     -----------

     Total Assets ................    $ 8,421,879    $(1,617,807)    $ 6,804,072
                                      ===========    ===========     ===========


              The accompanying notes are an integral part of these unaudited proforma condensed consolidated financial statements.

                   SPARTA SURGICAL CORPORATION AND SUBSIDIARY
                  PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                NOVEMBER 30, 1995
                                   (UNAUDITED)
                                   (Continued)

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

                                                         Proforma       Proforma
                                              SSC       Adjustments     Combined
                                              ---       -----------     --------

Current Liabilities:                                      985,000 1
  Accounts payable - trade ..........   $   807,621   $  (351,228)2  $ 1,441,393
  Accrued expenses ..................       155,262       (69,710)2       85,552
  Dividends payable .................         5,839            --          5,839
  Notes payable .....................     2,050,000    (1,600,000)2      450,000
  Accrued royalty payments ..........        44,277            --         44,277
  Current portion of long-term
   debt .............................       842,841      (755,401)2       87,440
                                        -----------   -----------    -----------

     Total Current Liabilities ......     3,905,840    (1,791,339)     2,114,501
                                        -----------   -----------    -----------

Long-term debt, net of current
 portion above ......................     2,102,682    (1,973,661)2      129,021
                                        -----------   -----------    -----------

Commitments and contingencies .......            --            --             --

Total stockholders' equity ..........     2,413,357     2,147,193 1    4,560,550
                                        -----------   -----------    -----------

     Total Liabilities and
      Stockholders' Equity ..........   $ 8,421,879   $(1,617,807)   $ 6,804,072
                                        ===========   ===========    ===========


              The accompanying notes are an integral part of these unaudited proforma condensed consolidated financial statements.

                   SPARTA SURGICAL CORPORATION AND SUBSIDIARY
             PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE NINE MONTHS ENDED NOVEMBER 30, 1995
                                   (UNAUDITED)


                                                       Proforma        Proforma
                                          SSC         Adjustments      Combined
                                          ---         -----------      --------

Net sales .........................   $ 5,250,269    $(3,151,930)3  $ 2,098,339
Cost of sales .....................     2,495,461     (1,580,102)3      915,359
                                      -----------    -----------    -----------

     Gross Profit .................     2,754,808     (1,571,828)     1,182,980

Selling, general and
 administrative expenses ..........     1,748,450       (325,000)3    1,423,450
Research and development
 expense ..........................        52,415        (24,000)3       28,415
Depreciation and amortization .....       452,321       (282,000)3      170,321
                                      -----------    -----------    -----------

     Income (Loss) From
      Operations ..................       501,622       (940,828)      (439,206)
                                      -----------    -----------    -----------

Other Income (Expense):
  Interest and other income .......         9,827             --          9,827
  Interest expense ................      (469,090)      (417,000)4      (52,090)
  Gain on sale of wound care
   division .......................            --      2,147,193 5    2,147,193
                                      -----------    -----------    -----------

     Total Other Income
      (Expense) ...................      (459,263)     2,564,193      2,104,930
                                      -----------    -----------    -----------

Income (Loss) Before Provision
 For Income Taxes .................        42,359      1,623,365      1,665,724
Provision for income taxes ........            --             --             --
                                      -----------    -----------    -----------

Net Income (Loss) .................        42,359      1,623,365      1,665,724
Preferred stock dividends .........       (44,184)            --        (44,184)
                                      -----------    -----------    -----------

Net Income (Loss) Applicable
 To Common Shareholders ...........   $    (1,825)   $ 1,623,365    $ 1,621,540
                                      ===========    ===========    ===========

Net Income (Loss) Per Share of
 Common Stock:
  Primary:
   Weighted average number of
    common shares outstanding .....     3,592,508                     3,592,508
                                      ===========                   ===========
   Net Income (Loss) ..............   $        --                   $       .45
                                      ===========                   ===========
  Fully diluted:
   Weighted average number of
    common shares outstanding .....     3,934,631                     3,934,631
                                      ===========                   ===========
   Net Income (Loss) ..............   $        --                   $       .41
                                      ===========                   ===========


              The accompanying notes are an integral part of these unaudited proforma condensed consolidated financial statements.

                   SPARTA SURGICAL CORPORATION AND SUBSIDIARY
             PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED FEBRUARY 28, 1995
                                   (UNAUDITED)


                                                       Proforma        Proforma
                                          SSC         Adjustments      Combined
                                          ---         -----------      --------

Net sales .........................   $ 7,142,293    $(3,698,938)3  $ 3,443,355
Cost of sales .....................     4,056,282     (2,181,569)3    1,874,713
                                      -----------    -----------    -----------

     Gross Profit .................     3,086,011     (1,517,369)     1,568,642

Selling, general and
 administrative expenses ..........     3,624,950       (450,000)3    3,174,950
Research and development
 expense ..........................        97,921        (18,000)3       79,921
Depreciation and amortization .....       772,682       (520,000)3      252,682
                                      -----------    -----------    -----------

     Income (Loss) From
      Operations ..................    (1,409,542)      (529,369)    (1,938,911)
                                      -----------    -----------    -----------

Other Income (Expense):
  Interest and other income .......        11,283             --         11,283
  Interest expense ................      (764,713)      (485,000)4     (279,713)
  Gain on sale of wound care
   division .......................            --      2,147,193 5    2,147,193
  Offering costs absorbed .........      (587,039)            --       (587,039)
                                      -----------    -----------    -----------

     Total Other Income
      (Expense) ...................    (1,340,469)     2,632,193      1,291,724
                                      -----------    -----------    -----------

Income (Loss) Before Provision
 For Income Taxes .................    (2,750,011)     2,102,824       (647,187)
Provision for income taxes ........          --               --             --
                                      -----------    -----------    -----------

Net Income (Loss) .................    (2,750,011)     2,102,824       (647,187)
Preferred stock dividends .........      (135,783)            --       (135,783)
                                      -----------    -----------    -----------

Net Income (Loss) Applicable
 To Common Shareholders ...........   $(2,885,794)   $ 2,102,824    $  (782,970)
                                      ===========    ===========    ===========

Net Income (Loss) Per Share
 of Common Stock:
  Primary:
   Weighted average number of
    common shares outstanding .....     2,494,456                     2,494,456
                                      ===========                   ===========
   Net Income (Loss) ..............   $     (1.16)                  $      (.31)
                                      ===========                   ===========
  Fully diluted:
   Weighted average number of
    common shares outstanding .....     2,494,456                     2,494,456
                                      ===========                   ===========
   Net Income (Loss) ..............   $     (1.16)                  $      (.31)
                                      ===========                   ===========


              The accompanying notes are an integral part of these unaudited proforma condensed consolidated financial statements.

                   SPARTA SURGICAL CORPORATION AND SUBSIDIARY
          NOTES TO PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


1. Basis of Presentation
          On December 7, 1995, Sparta Surgical Corporation (The "Company") executed an Asset Purchase Agreement for the sale of the Company's impregnated wound care gauze dressings product line to Tecnol New Jersey Wound Care, Inc., ("Tecnol"), a subsidiary of Tecnol, Inc., a medical products manufacturer headquartered in Fort Worth, Texas. The sales price was $5,675,000 of which approximately $5,000,000 was paid in cash, with the balance being paid in the form of a promissory note with interest at the prime rate which is due in September 1997 upon certain conditions being met. The assets sold consisted of wound care inventory, equipment, and various other assets.

2. Proforma Net Income Per Share of Common Stock
          The proforma net income per share of common stock is based on the weighted average number of common shares outstanding during the period.

3. Proforma Adjustments
          Adjustments to present the proforma combined condensed consolidated financial statements are as follows:

          1. Adjustment to record the sales proceeds of the sale to Tecnol and to remove the assets sold as of November 30, 1995.

          2. Adjustment to record the use of cash to repay substantially all of the Company's outstanding loans, including (i) $2,199,172 owed to Congress Financial Corporation under a revolving credit facility; (ii) $111,602 for the buyout of certain manufacturing equipment which was subject to a lease; (iii) $469,710 owed to Asset Factoring, Inc. consisting of principal and accrued interest; (iv) $600,000 to repay a portion of the note payable to Storz Instrument Company; (v) $18,288 to repay a note payable to a related party; (vi) $1,000,000 to Arbora, A.G. to repay a note payable. Also includes payment of $351,228 of accounts payable by the Company.

          3. Adjustment to remove the operations of the wound care division for the period.

          4. Adjustment to remove the interest expense incurred on the notes payable in number two above. The notes are assumed to have been repaid at the beginning of the period for purposes of the statements of operations.

          5. Adjustment to record the estimated gain on the sale of the wound care division.